UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2018 (June 13, 2018)

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle

Fremont, California 94555

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting of stockholders (the “Annual Meeting”) of the Company held on June 13, 2018, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are set forth in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 27, 2018. The total number of shares present in person or by proxy was equal to 97% of the outstanding voting power of all shares of the Company’s common stock entitled to vote at the annual meeting, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions, withheld votes and broker non-votes were counted for purposes of determining whether a quorum was present.

Proposal 1:

The Company’s stockholders elected six (6) nominees to the Board of Directors, each to hold office until the next annual meeting or until his successor is duly elected and qualified.

Nominee	Votes For	% of Voted Shares Cast For	Votes Withheld	% of Voted Shares Withheld	Broker Non-Votes
Eric Brown	38,568,288	98%	603,293	2%	4,249,254
Gill Cogan	36,841,260	94%	2,330,321	6%	4,249,254
Guy Gecht	38,161,176	97%	1,010,405	3%	4,249,254
Thomas Georgens	38,247,291	98%	924,290	2%	4,249,254
Richard A. Kashnow	29,190,039	75%	9,981,542	25%	4,249,254
Dan Maydan	36,842,269	94%	2,329,312	6%	4,249,254

Proposal 2:

The Company’s stockholders cast their votes to approve a non-binding proposal on executive compensation as set forth below:

Votes For	% of Voted Shares Cast For	Votes Against	% of Voted Shares Against	Abstain	Broker Non-Votes
38,177,336	97%	976,075	2%	18,170	4,249,254

Proposal 3:

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 as set forth below:

Votes For	% of Voted Shares Cast For	Votes Against	% of Voted Shares Against	Abstain	Broker Non-Votes
42,640,609	99%	772,616	2%	7,610	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 18, 2018	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ Guy Gecht
	Name:	Guy Gecht
	Title:	Chief Executive Officer